Exhibit 10.92

EXECUTION

AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

(PARTICIPATION CERTIFICATES AND SERVICING)

This Amendment No. 2 to Loan and Security Agreement (this “Amendment”) is made as of November 10, 2015 by and among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (“CS”), PENNYMAC LOAN SERVICES, LLC (the “Lender”) and PENNYMAC HOLDINGS, LLC  (the “Borrower”).

Lender and Borrower previously entered into a  Loan and Security Agreement, dated as of April 30, 2015 (as amended by Amendment No. 1 to Loan and Security Agreement, dated as of October 30, 2015, the “Existing Agreement”, and as further amended by this Amendment, the “Agreement”).

Lender, Borrower and CS have agreed, subject to the terms and conditions of this Amendment, that the Existing Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Agreement.

Accordingly, Lender, Borrower and CS hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Agreement is hereby amended as follows:

SECTION 1. Definitions. Section 1.01 of the Existing Agreement is hereby amended by:
1.1 deleting the definition of “CSFB Loan Agreement” in its entirety and replacing it with the following in its proper alphabetical order:

“CSFB Repurchase Agreement” means that certain Master Repurchase Agreement (Participation Certificates and Servicing), dated as of November 10, 2015, among Lender,  CS and Private National Mortgage Acceptance Company, LLC (the “Guarantor”) (as amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), which amended and restated that certain Third Amended and Restated Loan and Security Agreement, dated March 27, 2015, among Lender, CS and Guarantor as further amended from time to time.

1.2 deleting all references to “CSFB Loan Agreement” in their entirety and replacing them with “CSFB Repurchase Agreement”.
1.3 deleting the definition of “CSFB Loan Documents” in its entirety and replacing it with the following in its proper alphabetical order:

“CSFB Repurchase Documents” means the “Program Agreements” as defined in the CSFB Repurchase Agreement.

1.4 deleting all references to “CSFB Loan Documents” in their entirety and replacing them with “CSFB Repurchase Documents”.

SECTION 2. Subordination. Section 4.15 of the Existing Agreement is hereby deleted in its entirety and replaced with the following:

Section 4.15 Subordination.  It is anticipated that in connection with the transactions contemplated by the Loan Documents, that (x) the Borrower is pledging the Repledge Collateral to the Lender subject to the Lien of CSFB and (y) Borrower hereby reaffirms such Lien and the Borrower and the Lender acknowledge and agree that their respective rights with respect to the Repledge Collateral are subject to the terms of the Security Agreement. Accordingly, Lender acknowledges and agrees that its rights with respect to the Collateral are and shall continue to be at all times junior and subordinate to (i) the rights of CSFB under the CSFB Repurchase Agreement and (ii) the rights of CSFB under the Security Agreement.  In connection with the foregoing, Lender and Borrower each agrees to subordinate all of the rights hereunder and under the Master Spread Acquisition Agreement to the rights of CSFB under the CSFB Repurchase Agreement and under the other CSFB Repurchase Documents.  In furtherance of the foregoing, notwithstanding any rights or remedies available to Borrower hereunder or under the Master Spread Acquisition Agreement, applicable law or otherwise, Borrower shall not, directly or indirectly, exercise any remedies available to it hereunder or thereunder or at law or equity for ninety-one (91) days following the date that all Obligations are paid in full under the CSFB Repurchase Agreement.  For the avoidance of doubt, in no instance shall CSFB succeed to any liabilities or obligations of Lender hereunder, under the Master Spread Acquisition Agreement or the Loan Documents.

SECTION 3. Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:
3.1 Delivered Documents. On the Amendment Effective Date, CS shall have received the following documents, each of which shall be satisfactory to CS in form and substance:
(a) this Amendment, executed and delivered by the duly authorized officers of the Lender, Borrower and CS; and
(b) such other documents as CS or counsel to CS may reasonably request.

SECTION 4. Representations and Warranties.  Each of Borrower and Lender hereby represents and warrants to CS that it is in compliance with all the terms and provisions set forth in the Agreement on its part to be observed or performed, and that no Event of Default under the Agreement has occurred or is continuing and, with respect to Lender, hereby confirms and reaffirms the representations and warranties contained in Article III of the Agreement.

SECTION 5. Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

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SECTION 6. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 7. Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers or trustees as of the date first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC

By:	/s/ Adam Loskove
Name: Adam Loskove
Title: Vice President

Signature Page to Amendment No. 2 to Loan and Security Agreement

PENNYMAC LOAN SERVICES, LLC

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Executive Vice President

Signature Page to Amendment No. 2 to Loan and Security Agreement

PENNYMAC HOLDINGS, LLC

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Executive Vice President, Treasurer

Signature Page to Amendment No. 2 to Loan and Security Agreement